EXHIBIT 10.1

                            REGENCY AFFILIATES, INC.

                            2003 STOCK INCENTIVE PLAN
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                            REGENCY AFFILIATES, INC.
                            2003 STOCK INCENTIVE PLAN

1. ESTABLISHMENT AND PURPOSE.

The Regency Affiliates, Inc. 2003 Stock Incentive Plan (the "Plan") is established by Regency Affiliates, Inc., a Delaware corporation (the "Company"), to attract and retain persons eligible to participate in the Plan; motivate Grantees to achieve long-term Company goals; and further align Grantees' interests with those of the Company's other stockholders. The Plan is adopted as of March 17, 2003. Unless the Plan is discontinued earlier by the Board as provided herein, no Stock Option or Stock Award shall be granted hereunder on or after the date 10 years after the Effective Date.

In addition to terms elsewhere defined herein, certain terms used herein are defined as set forth in Section 8.

2. ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by a Committee; provided, however, that, if at any time no Committee shall be in office, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term "Administrator" means the Board or any of its Committees as may be designated to administer the Plan.

The Administrator shall have plenary authority to grant Stock Options and Stock Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Stock Options and Stock Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, other awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Stock Options need not be the same with respect to each Grantee.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

      (a) to select the Eligible Individuals to whom Stock Options may from time to time be granted;

      (b) to determine whether and to what extent Stock Options are to be granted hereunder;

      (c) to determine the number of shares of Stock to be covered by each Stock Option granted hereunder;

      (d) to approve forms of agreement for use under the Plan;
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      (e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Stock Option or Stock Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Stock Option or Stock Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

      (f) subject to Section 7(a), to modify, amend or adjust the terms and conditions of any Stock Option, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Stock Options pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

      (g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to a Stock Option shall be deferred; and

      (h) to determine the Fair Market Value.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Stock Option or Stock Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Stock Option or Stock Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Stock Option or Stock Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Grantees.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.


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3. STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 100,000 shares.

To the extent any shares of Stock covered by a Stock Option are not delivered to a Grantee or beneficiary thereof because the Stock Option expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Stock Option is settled in cash or used to satisfy any applicable tax or other withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the
(A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding Stock Options, (D) exercise price of outstanding Stock Options, (E) other characteristics or terms of the Stock Options as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event and (F) number of shares of Stock to be granted pursuant to each Stock Award made under Section 5; provided, however, that the number of shares subject to any Stock Option or to be granted pursuant to each Stock Award shall always be a whole number.

4. STOCK OPTIONS.

Stock Options granted under the Plan are Non-Qualified Stock Options. The Administrator shall have the authority to grant Non-Qualified Stock Options. Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face that it is intended to be an agreement for a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

      (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator.

      (b) Option Term. No Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.


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      (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

      (d) Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

      The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of unrestricted Stock already owned by the Grantee based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of sufficient shares of Stock owned by the Grantee to the satisfaction of the Administrator for later delivery to the Company (at such time and in such manner as is specified by the Company); (iii) provided that the Stock has been the subject of a Public Offering, to the extent both the Company and the Grantee are permitted by law, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

      No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Grantee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided herein or in the applicable option agreement.

      (e) Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Stock Option (i) shall be transferable by the Grantee to a Family Member of the Grantee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be


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      transferable except by will or the laws of descent and distribution. A
      Stock Option shall be exercisable, during the Grantee's lifetime, only by the Grantee or by the guardian or legal representative of the Grantee, it being understood that the terms "holder" and "Grantee" include the guardian and legal representative of the Grantee named in the applicable option agreement and any person to whom the Stock Option is transferred
      (X) pursuant to the first sentence of this Section 4(e) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of a Grantee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

      (f) Termination by Death or Disability. Unless otherwise provided in the applicable option agreement, if a Grantee's employment or provision of services terminates by reason of death or Disability, any Stock Option held by such Grantee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such death or Disability or until the expiration of the stated term of such Stock Option, whichever period is shorter.

      (g) Other Termination. Unless otherwise provided in the applicable option agreement, if a Grantee's employment or provision of services terminates for any reason other than death or Disability, any Stock Option held by such Grantee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Grantee and without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, may be exercised for the lesser of 90 days from the date of such termination of employment or provision of services or the remainder of such Stock Option's term, and provided, further, that if the Grantee dies within such period, any unexercised Stock Option held by such Grantee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

      (h) Exception to Termination. Notwithstanding anything in this Plan to the contrary, if a Grantee's employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Grantee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for a Grantee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Grantee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.


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5. STOCK AWARDS.

Each non-employee director of the Company shall be granted 250 shares of Stock at the end of each calendar quarter for which he has served as a director of the Company for such entire calendar quarter (each such grant a "Stock Award") without further action by the Board or the Committee. Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Stock Award). The first grant pursuant to this Section 5 shall be for the calendar quarter ended March 31, 2003.

6. CHANGE IN CONTROL PROVISIONS.

      (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, except to the extent otherwise provided in an agreement granting a Stock Option, in the event of a Change in Control:

            (i) If the Grantee's employment by, or provision of services to, the Company or a successor entity terminates for reasons other than Cause or voluntary resignation by the Grantee within six (6) months of the date such Change in Control is determined to have occurred, one hundred percent (100%) of any Stock Options outstanding as of such date and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant on the date of such termination of employment or provision of services; and

            (ii) Outstanding Stock Options shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

                  (A) The continuation of the outstanding Stock Options by the Company, if the Company is a surviving corporation;

                  (B) The assumption of the outstanding Stock Options by the surviving corporation or its parent or subsidiary;

                  (C) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Stock Options; or

                  (D) Settlement of each share of Stock subject to an outstanding Stock Option for the Change in Control Price (less, to the extent applicable, the per share exercise price) or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Stock Option shall terminate and be canceled.

            (iii) In the absence of any agreement of merger or reorganization effecting such Change in Control, each share of Stock subject to an outstanding Stock


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            Option shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Stock Option shall terminate and be canceled.

      (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean (i) a merger, consolidation, or sale of shares of capital stock of the Company to any Independent Third Party or affiliated group of Independent Third Parties pursuant to which the holders of the voting securities of the Company immediately before the transaction own immediately after the transaction less than a majority of the outstanding voting securities of the surviving entity (or its parent) or the purchasing entity (or its parent), as the case may be, or (ii) the sale or conveyance of all or substantially all of the Company's assets (considered on a consolidated basis).

      (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

7. MISCELLANEOUS.

      (a) Amendment. The Board may amend, alter, or discontinue the Plan, but, except as otherwise permitted pursuant to the agreement under which a Stock Option is granted, no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Grantee under a Stock Option theretofore granted without the Grantee's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, or (ii) made to permit the Company or an Affiliate a deduction under the Code. No such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

      The Administrator may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent (except as otherwise permitted pursuant to the agreement under which a Stock Option is granted).

      (b) Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.


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      (c) General Provisions.

            (i) The Administrator may require each person purchasing or receiving shares pursuant to a Stock Option or a Stock Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

                  All certificates for shares of Stock or other securities
            delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            (ii) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

            (iii) The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

            (iv) No later than the date as of which an amount first becomes includible in the gross income of the Grantee for Federal income tax purposes with respect to any Stock Option or Stock Award under the Plan, the Grantee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Stock Option or Stock Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

            (v) The Administrator shall establish such procedures as it deems appropriate for a Grantee to designate a beneficiary to whom any amounts payable in the event of the Grantee's death are to be paid.

            (vi) Any amounts owed to the Company or an Affiliate by the Grantee of whatever nature may be offset by the Company from the value of any shares of Stock, cash or other thing of value under this Plan or an agreement to be


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            transferred to the Grantee, and no shares of Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company or any Affiliate and the Grantee have been fully and finally resolved and the Grantee has waived all claims to such against the Company or an Affiliate.

            (vii) The grant of a Stock Option or a Stock Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            (viii) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Stock Options and Stock Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside the United States.

            (ix) The headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

            (x) If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

            (xi) The Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Grantee, and all rights granted to the Company hereunder, shall be binding upon the Grantee's heirs, legal representatives and successors.

            (xii) The Plan and each agreement granting a Stock Option or Stock Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and such agreement, the terms and conditions of the Plan shall control.

            (xiii) In the event there is an effective registration statement under the Securities Act of 1933, as amended, pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Grantee shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, pursuant to the exercise or settlement of a Stock Option or pursuant to a Stock Award.

            (xiv) None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of


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            Stock or a Stock Option, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of a Stock Option, receipt of a Stock Award or the Company's purchase of Stock or a Stock Option from such holder in accordance with the terms hereof.

            (xv) The Plan, and all Stock Options, Stock Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the State of Delaware (other than its law respecting choice of law).

8. DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

      (a) "Affiliate" means a corporation or other entity directly or indirectly controlling, controlled by, or under common control with the Company and designated by the Administrator as such.

      (b) "Board" means the Board of Directors of the Company.

      (c) "Cause" means (i) the conviction of the Grantee for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Grantee's duties as an employee or director of, or consultant or advisor to, the Company or
      (iii) willful and deliberate failure on the part of the Grantee to perform such duties in any material respect. Notwithstanding the foregoing, if the Grantee and the Company or the Affiliate have entered into an employment or services agreement which defines the term "Cause" (or a similar term), such definition shall govern for purposes of determining whether such Grantee has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

      (e) "Commission" means the Securities and Exchange Commission or any successor agency.

      (f) "Committee" means one or more committees of Directors appointed by the Board to administer this Plan. With respect to Stock Options granted at the time the Company is publicly held, if any, insofar as the Committee is responsible for granting Stock Options to Grantees hereunder, it shall consist solely of two or more directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

      (g) "Company" means Regency Affiliates, Inc., a Delaware corporation.


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      (h) "Director" means a member of the Company's Board of Directors.

      (i) "Disability" means mental or physical illness that entitles the Grantee to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Grantee is not covered by such a plan or the Grantee is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Grantee totally and permanently incapable of performing the Grantee's duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Grantee and the Company or an Affiliate have entered into an employment or services agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Grantee suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

      (j) "Effective Date" means March 17, 2003.

      (k) "Eligible Individual" means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

      (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

      (m) "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator.

      (n) "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Grantee (including adoptive relationships); any person sharing the Grantee's household (other than a tenant or employee); any trust in which the Grantee and any of these persons have all of the beneficial interest; any foundation in which the Grantee and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Grantee and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Grantee and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Grantee upon the Grantee's death for purposes of administration of the Grantee's estate or upon the Grantee's incompetency for purposes of the protection and management of the assets of the Grantee.


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      (o) "Grantee" means a person who holds a Stock Option or who has been or is to be issued shares of Stock issued pursuant to a Stock Award.

      (p) "Independent Third Party" means any individual, partnership, limited liability company, corporation, joint venture, trust, business trust, foreign business organization, or any other form of domestic or foreign entity who does not directly or indirectly own in excess of 10% of the voting securities of the Company, who is not controlling, controlled by or under common control with any such 10% owner of the voting securities of the Company and who is not the spouse or descendent (by birth or adoption) of any such 10% owner of the voting securities of the Company.

      (q) "Non-Qualified Stock Option" means any Stock Option that is not intended to be and not designated as an "incentive stock option" within the meaning of Section 422 of the Code.

      (r) "Public Offering" means the sale of shares of Stock for cash by the Company or by one or more stockholders in an underwritten public offering registered under the Securities Act of 1933, as amended, following the Effective Date.

      (s) "Representative" means (i) the person or entity acting as the executor or administrator of a Grantee's estate pursuant to the last will and testament of a Grantee or pursuant to the laws of the jurisdiction in which the Grantee had his or her primary residence at the date of the Grantee's death; (ii) the person or entity acting as the guardian or temporary guardian of a Grantee; (iii) the person or entity that is the beneficiary of the Grantee upon or following the Grantee's death; or (iv) any person to whom a Stock Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

      (t) "Stock" means Common Stock, par value $0.01 per share, of the Company.

      (u) "Stock Award" means a grant of stock pursuant to Section 5.

      (v) "Stock Option" means an option granted under Section 4.

      (w) "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.


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